SUPPLEMENT DATED MAY 20, 1998

                  TO THE PROSPECTUS DATED MAY 1, 1998 OF

                          RWB/WPG U.S. LARGE STOCK FUND
                ------------------------------------------------

         The Managing Directors of Weiss, Peck & Greer, L.L.C., the Fund's investment adviser ("WPG"), have entered into an agreement with Robeco Group N.V. ("Robeco") pursuant to which WPG will become a wholly owned subsidiary of Robeco. The transaction is expected to close in August, 1998, subject to the satisfaction or waiver of certain conditions.

         Founded in 1929, Robeco is one of the world's oldest asset management organizations and advisers to investment funds. Robeco is headquartered in Rotterdam, the Netherlands and currently has approximately 1,250 employees worldwide. As of May 1, 1998, Robeco and its affiliate, RoProperty
Services, B.V., had approximately $70 billion in assets under management of which $51 billion was managed by Robeco. Robeco is 50% owned by Rabobank Group, the only commercial bank in the world currently rated AAA by all four major rating agencies. Rabobank Group is a cooperative bank that is owned by a large number of local banks in the Netherlands. The remaining 50% interest in Robeco is owned indirectly by the shareholders of various investment funds advised by Robeco.

         The Fund's Board of Trustees met on May 19, 1998 to consider various matters in connection with the proposed acquisition and to call a special meeting of the Fund's shareholders. The Trustees voted unanimously to approve, and to recommend to the Fund's shareholders that they approve, the continued investment advisory relationship of the Fund with WPG, pursuant to a new investment advisory agreement to be submitted to the Fund's shareholders at the special shareholder meeting to be held on July 29, 1998. In addition to the approval of the new investment advisory agreement with WPG, shareholders will be asked to approve other matters described in a proxy statement. The proxy statement is expected to be mailed to shareholders in the beginning of June, 1998. Shareholders of record on June 1, 1998 will be entitled to vote their shares at the special meeting of shareholders. NONE OF THE PROPOSALS TO BE SUBMITTED AT THE SPECIAL MEETING OF SHAREHOLDERS WILL REQUEST AN INCREASE IN THE RATE OF THE FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE PROPOSED TRANSACTION IS NOT EXPECTED TO RESULT IN A CHANGE IN THE FUND'S PORTFOLIO MANAGER.

         Should you have any questions regarding the proposed transaction, please call WPG at 1-800-223-3332.